Exhibit 99.1

A Proven History of Shareholder Value Creation And Commitment to Our Communities 2 nd Quarter 2020 Lakeland Financial Corporation LKFN LISTED

David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267 - 9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267 - 9125 2

This presentation contains, and future oral and written statements of the Company and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward - looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section of the prospectus included in the Registration Statement on Form S - 1 filed on October 26, 2009, as amended under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2008 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital in the financial markets. Forward - Looking Information 3

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LTM ROE >14% Consecutive Increases in Net Income Since 2010 (3) Profitable for the Last 10 Years (2) Exchange Traded Depositories with Assets Between $1B and $10B (1) 5 Institutions 23 Institutions 139 Institutions 220 Institutions (including LKFN) 5 Long Term Success for Shareholders Source: S&P Global Market Intelligence. Financial data is as of March 31, 2020. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 6/22/20; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calen dar years ended December 31, 2010 through December 31, 2019). Net income before extraordinary items is defined by S&P Global Market Intelligence as GAAP net income, a fte r taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence. (3) Defined as consecutive increases in net income before extraordinary items for each of the years ending December 31, 2011 , 2012, 2013, 2014, 2015, 2016, 2017, 2018 and 2019. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence.

Strong Capital Structure 6 Tangible Common Equity 91.6% Reserves 8.4% $1.21 $24.28 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Tangible Book Value (1) Per Share (1) compounded annual growth rate computed from 1991 - 2019 Key Ratios and Per Share Data as of June 30, 2020 TCE/Tangible Assets 11.35% Total Risk - Based 14.93% Leverage 10.84% Book Value $24.43 Tangible Book Value $24.28 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non - GAAP financial measures. See “Reconciliation of Non - GAA Financial Measures” in the Second Quarter 2020 Earnings Press Release and Form 8 - K .

7 COVID - 19 Crisis Management • Active Credit Risk Management • COVID - 19 Related Loan Deferrals • Paycheck Protection Program • Liquidity Preparedness • Deferment of CECL Implementation

Active Credit Risk Management Recreational Vehicle 4.3% Nursing Home & Assisted Living 4.0% Hotel & Accomodations 2.4% Self - Storage Facilities 1.9% Automotive, Boating, Trailer & Truck 1.7% Transportation & Trucking Contractors 0.9% Education 0.9% C&I Building Construction 0.6% Restaurants 1.6% Entertainment & Recreation 0.5% 18.7% of Loan Portfolio $765 million Ongoing Assessment of Potential Risk Sectors – COVID - 19 Hotel & Accomodations 2.5% Education 1.0% Restaurants 1.0% Entertainment & Recreation 0.6% Dairy & Hogs 1.6% March 31, 2020 June 30, 2020 6.6% of Loan Portfolio $261 million (excludes PPP Loans) 8

9 COVID - 19 Related Loan Deferrals COVID - 19 Loan Deferrals as of July 22, 2020 Credit Risk Management Efforts Type of Loan # of Borrowers Loans (000’s) % of Total Loan Portfolio Commercial 159 $419,841 10% Consumer 53 5,255 1% Total 212 $425,096 9% • Majority of deferrals consist of principle deferral of 90 days or less • $416 million of loan deferrals as of July 22, 2020 have reached their 90 day maturity, and 26% of deferral balances have received a second deferral • Ongoing scrutiny of potential risk sector clients and other emerging situations COVID - 19 Loan Deferrals $467 $737 $653 $425 404 487 384 212 0 100 200 300 400 500 600 700 800 900 $0 $100 $200 $300 $400 $500 $600 $700 $800 4/22/20 6/17/2020(1) 6/30/20 7/22/20 Deferrals Borrowers Loan Deferrals (in millions) Number of Borrowers (1) Deferral balances peaked on June 17, 2020 C & I $95,796 23% CRE - Owner Occupied $52,864 13% CRE - Nonowner Occupied $98,508 23% CRE - Multifamily $93,209 22% CRE - Construction & Other $48,491 11% Agriculture $28,051 7% Consumer Loans $2,922 1% Commercial Deferrals by Loan Type

10 Paycheck Protection Program Significant Positive Impact to Borrowers Originations through July 22, 2020: • 2,378 Loans • $569 million • Average loans size of $239,000 Forgiveness Process Update: • Fintech technology partner selected • User acceptance testing underway Size of Loan Number % to Total $ of Loans % to Total $1 to $149 1,754 74% $ 74,764 13% $150 to $349 300 13% 69,764 12% $350 to $999 186 8% 106,606 19% $1,000 to $1,999 82 3% 113,859 20% $2,000 to $4,999 49 2% 151,776 27% $5,000 & above 7 0% 52,415 9% Total 2,378 100% $569,184 100% PPP Loans Originated as of July 22, 2020 PPP Highlights (000’s)

Liquidity Preparedness • Overall utilization of credit lines was 41% as of July 22, 2020 down from 48% as of March 31, 2020 • Expansion of funding sources has provided additional liquidity • Liquidity availability of $2.7 billion consists of access to: – FHLB Indianapolis – FRB Discount Window – FRB PPP Loan Facility – Brokered Deposits – Promontory Insured Cash Sweep – Federal Funds Lines 11

Deferment of CECL Implementation • Management believes the incurred methodology provides:  The ability to leverage objective and subjective data analysis for the most accurate calculation  A tested and proven methodology to ensure the loan loss reserve is appropriately conservative  A more informed loan - by - loan evaluation of non - impaired watch list loans  Investor clarity in understanding the appropriateness of the reserve compared to prior periods 12

Lake City Bank Today • A long - term and consistent organic growth story • Headquartered in Warsaw, Indiana • 50 branch offices - $5.4 billion banking assets - $2.0 billion trust and investment assets • Focused on execution – “blocking and tackling” • Continued growth potential 13

A Quarter Century of Organic Growth 14 $2,707 $87,047 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net Income Compound Annual Growth 1991 – 2019 • Loans = 11% • Deposits = 10% • Net Income = 13% • Earnings Per Share = 13% Record Net Income for 30 of 31 Years (000’s) Net Income

Established Market Presence Organic Growth Potential in Mature and Developing Markets 15 Market Data Warsaw – 1872 22 offices Elkhart – 1990 11 offices South Bend – 1997 4 offices Fort Wayne – 1999 7 offices Indianapolis – 2011 6 offices

Strong Regional and Statewide Economy Indiana Employment Trends Versus National Averages 16 Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana Unemployment 10.4% 8.8% 8.0% 7.7% 5.7% 4.6% 3.9% 3.0% 3.0% 2.8% 11.3% 10.3% 8.7% 8.0% 7.8% 5.9% 4.9% 4.2% 3.2% 3.2% 3.0% 11.9% 9.3% 8.7% 7.9% 7.3% 6.1% 5.3% 4.5% 4.1% 3.6% 3.4% 13.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2010 May 2011 May 2012 May 2013 May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May Consolidated LCB Footprint Indiana United States

Shareholder Value Strategy 17 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

• 40 credit “smart” commercial bankers • Average 20 years in banking & 11 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our client needs • Deep organizational structure provides credit and administrative support • We cross - sell aggressively by leveraging technology Experienced Relationship Driven Team Commercial Banking Focus 18

Credit Process • We are in - market lender to in - market clients • Character matters – we lend to people first • Our credit discipline has never changed • We focus on management/cash flow • We have a centralized committee structure • Structure is important • Orientation towards owner - occupied and well structured nonowner occupied real estate 19 Commercial Banking Focus

Lake City Bank Culture • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Our community involvement is real and critical to our strategy • Our culture has not been diluted by acquisition 20 High Quality Team Members

Mature 1 Market Deposit Performance $2,003 $1,376 $1,171 $704 $212 $167 $141 $14 - $71 - $219 -$350 $150 $650 $1,150 $1,650 $2,150 Lake City Bank 1st Source JPM Chase Flagstar First Merchants Star Fifth Third KeyBank Old National PNC Organic Growth 2009 - 2019 1 Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties Totals adjusted to include branches subsequently acquired by surviving banks 21 Lake City Bank has grown deposits by 115% over the last ten - year period. (millions )

Organic Growth 22 Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 22% 2. PNC 14% 3. Fifth Third 9% 4. Huntington National 7% 5. First Internet Bank 7% 6. BMO Harris 7% 7. KeyBank 6% 8. Bank of America 6% 9. Merchants Bank 5% 10. National Bank of Indy 4% 16. Lake City Bank 1% 88% 12% Out of State In State - Marion, Hamilton and Johnson Counties as of 6/30/19; Source: FDIC Statistics Deposit Market Share

23 A Strong Environment for Growth and Expansion • #1 manufacturing state in the country (1) • CNBC named Indiana as #1 state for infrastructure • K - 12 funding increased $1 billion since 2017 • Net population in - migration in 2019 • Economic expansion of 1.25% in 2019 (2) (1) Based on per capita population (2) Indiana University study

24 Core Deposits Fund Organic Loan Growth • Focus on core deposit growth in retail, commercial and public funds • Commercial deposit growth over 5 years = 18% CAGR • Capitalize on market disruption in our footprint to grow deposits • Emphasize checking account relationship products and flexible solutions • Leverage demographic and lifestyle data • Omni channel media campaign is evolving Core Deposit Funding

• Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Fintech partnerships play a growing role in our technology strategy with an emphasis on digital mobile and online solutions • Mobile banking applications adoption accelerating in Retail and Commercial Banking • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection is a constant focus • Data gathering and analysis playing an increasingly important role • Branch strategies involve hardware and software innovations 25 Innovative and Competitive Technology is a Focus Commitment to Technology and Cyber Risk Management

Mobile Adoption is Growing Rapidly 26 Channel Utilization Over Three Year Horizon (1) Channel Type Total Transactions 2017 % of Total Total Transactions 2020 % of Total Three Year Change Branch Transactions 2,457,620 22% 2,145,258 17% (13)% ATM/ITM 977,752 9% 919,162 7% (6)% Online Logins 4,735,408 42% 4,913,355 38% 4% Mobile Logins 2,858,030 25% 4,650,287 36% 63% Telephone Banking 312,739 3% 259,580 2% (17)% Total 11,341,459 100% 12,887,642 100% 14% (1) Measurement period includes twelve months of data ending June 30, 2017 and June 30, 2020

Lake City Bank Mobile App Adoption by Age Demographic 14% 25% 19% 32% 11% CUSTOMER BREAKDOWN 39% 48% 33% 20% 9% MOBILE APP ADOPTION Gen Z Millennial Gen X Baby Boomer Senior Gen Z 1998 – Current Millennial 1981 – 1997 Gen X 1966 – 1980 Baby Boomer 1946 – 1965 Senior 1945 or before June 2020 27

28 Technology Focused Solutions Commitment to Technology and Cyber Risk Management

Financial Performance

1.29% 1.29% 1.29% 1.69% 1.76% 1.43% 12.26% 12.52% 12.72% 16.51% 15.47% 12.22% 12.45% 12.61% 12.83% 16.64% 15.57% 12.30% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2015 2016 2017 2018 2019 YTD 2020 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity Income Performance Metrics ROA LTM Peer Data 1 National Indiana ROA 0.50% 0.93% 1 Source KBW Price Performance Review March 31, 2020 LKFN Performance E xceeds National and Indiana Peers 30 ROA ROE and ROTE ROE and ROTE LTM Peer Data 1 National Indiana ROE 5.0% 8.1% ROTE 6.5% 9.1%

$46,367 $52,084 $57,330 $80,411 $87,047 $43,395 $36,969 $1.84 $2.05 $2.23 $3.13 $3.38 $1.69 $1.44 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2015 2016 2017(1) 2018 2019 YTD 2019 YTD 2020 Net Income Diluted EPS Net Income and EPS 2020 Net Income decline 15% 2020 Diluted EPS decline 15% Elevated Provision Impacts 2020 Performance 31 Net Income EPS (000’s) (1) Includes impact of tax reform of $4.1 million income tax provision for 2017

$69,200 $78,367 $92,634 $105,344 $110,620 $55,168 $57,160 1.92% 1.94% 2.08% 2.21% 2.24% 2.24% 2.19% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Pretax Pre - Provision Earnings 2020 Pretax Pre - Provision Earnings YOY Growth 4% Demonstrates Consistent Operating Strength 32 Pretax Pre - Provision Earnings Pretax Pre - Provision Earnings/Average Assets (000’s) Note: Pretax Pre - Provision Earnings is a Non - GAAP financial measure. See “Reconciliation of Non - GAAP Financial Measures” in the Second Quarter 2020 Earnings Press Release and Form 8 - K .

Average Loans PPP Loans Impact Growth in 2020 93% 93% 96% 94% 94% 95% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2015 2016 2017 2018 2019 YTD 2020 Retail Commercial Loans to Deposits 2020 YOY Growth 8% 33 $ 2,885,568 $3,225,635 $3,610,908 Loans Loans to Deposit Ratio (000’s) $3,843,912 $3,974,532 $4,259,792

Loan Breakdown C&I Drives Lending Business Commercial & Industrial $1,807,177 40% Commercial RE - Owner Occupied $576,213 13% Commercial RE - Nonowner Occupied $554,572 12% Commercial RE - Multifamily $290,566 6% Commercial RE - Construction $359,948 8% Agri - business - Agriculture $352,051 8% Other Commercial $110,833 3% Residential Mortgage $169,897 4% Home Equity $174,300 4% Installment - Other Consumer $109,831 2% $4.5 billion as of June 30, 2020 34 Commercial 90% Consumer 10% (000’s)

$3,088,598 $3,477,816 $3,757,209 $4,093,894 $4,242,524 $4,450,463 97% 97% 95% 97% 98% 98% 50% 60% 70% 80% 90% 100% 110% 120% 130% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2015 2016 2017 2018 2019 YTD 2020 Average Deposits % of Funding Average Deposits Core Deposits Grow by 15% or $612 Million Year - over - Year 35 2020 YOY Growth 6% Note: Core Deposits are defined as total deposits less brokered deposits Deposits Deposits as a Percent of Total Funding (000’s)

Total Retail $1,729,201 37% Total Public Fund $1,103,014 24% Total Commercial $1,783,162 38% Brokered Deposits $28,051 1% Deposit Breakdown Deposit Growth Key to Franchise Value 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10% 1.35% 1.41% 0.83% 0.00% 1.00% 2.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2H19 2H20 Cost of Deposits June 30, 2020 Total Deposits - $4.6 billion 36 Deposit Composition at end of period 2009 2020 Non - interest Bearing Demand Deposits 12% 31% Interest Bearing Demand, Savings & MMA 34% 44% Time Deposits > or = to $100,000 35% 20% Time Deposits < $100,000 19% 5% Total Deposits (billions) $1.9 $4.6 (000’s)

Net Interest Income Loan Growth Driving Growth in Income Offset by Margin Compression $105,927 $118,481 $135,892 $151,271 $155,047 $76,620 $78,382 3.20% 3.18% 3.33% 3.43% 3.38% 3.42% 3.22% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Net Interest Income Net Interest Margin 2020 YOY Growth 2% 37 Net Interest Income Net Interest Margin (000’s)

Fixed Rate $1,826,227 44% Prime $915,975 22% 1 Month LIBOR $1,010,436 25% FHLB/Other $367,975 9% Interest Rate Sensitivity • Proactive deposit pricing reductions concurrent with FOMC easing • 61% of Public Funds are tied to Fed Funds effective rate • 90% of loan portfolio consists of commercial loans • Fixed rate commercial loans have average terms of 5 years • 24% of variable rate loans have floors • Investment portfolio duration is 4.50 years 38 Commercial Loans $4.1 billion as of June 30, 2020 (000’s) Commercial Loan Portfolio Pricing Composition

Asset Quality 39 Nonperforming Levels R eflect Stable Performance 1.52% 2.15% 2.75% 1.37% 0.94% 0.50% 0.42% 0.19% 0.25% 0.19% 0.46% 0.33% 1.22% 1.82% 2.20% 1.75% 1.31% 0.41% 0.35% 0.16% 0.20% 0.16% 0.38% 0.28% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 4.64% 5.29% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Impaired and Watch List Loans to Total Loans Impaired and Watch List Loans to Total Loans excluding PPP loans of $555 million Nonperforming Assets to Total Assets Impaired and Watch List Loans to Total Loans

0.42% 0.54% 0.25% 0.20% 0.11% 0.10% 0.09% 0.03% - 0.01% 0.13% 0.03% 0.18% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.31% 1.50% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Loan Loss Reserve to Total Loans Net Chargeoffs to Average Loans Net Chargeoffs/Average Loans Loan Loss Reserve to Total Loans Loan Loss Reserve to Total Loans excluding PPP loans due to 100% guarantee provided by SBA Asset Quality Allowance for Loan Losses increases by 17% or $8.4 million since year - end 2019 40

$31,479 $32,864 $36,009 $40,302 $44,997 $23,113 $21,946 23% 22% 22% 21% 22% 23% 22% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Non - Interest Income as % of Total Revenue Non - Interest Income Non-Interest Income % of Total Revenue Non - Interest Income Mortgage Banking and Swap Fee Revenue are Bright Spots in 2020 2020 YOY Decline 5% 41 (000’s)

Non - Interest Expense Disciplined Approach to Cost Structure While Continuing to Invest in the Future 42 $68,206 $72,978 $79,267 $86,229 $89,424 $44,565 $43,168 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 2020 YOY Decline 3% (000’s)

47% 48% 51% 52% 50% 50% 48% 46% 45% 45% 43% 40% 45% 50% 55% 60% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Efficiency Ratio Revenue Growth is Primary Driver of Low Efficiency Ratio Indianapolis North and South Bend Downtown Expansion Indianapolis Fishers and Clearwater Expansion Indianapolis Michigan Road and Fort Wayne Downtown Expansion Indianapolis Greenwood Expansion Constant investment in technology and facilities 43 Indianapolis Data Center Indianapolis Downtown

Stable Healthy Dividend $0.63 $0.73 $0.85 $1.00 $1.16 $0.30 $0.30 2.10% 1.95% 1.77% 2.25% 2.40% 2.56% 2.57% 1.00% 1.50% 2.00% 2.50% 3.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 2015 2016 2017 2018 2019 2Q19 2Q20 Dividend Per Share - split adjusted Dividend Yield - using average stock price 2020 Growth 0% 44 Dividend Reflects Strength of Balance Sheet Dividend per Share Dividend Yield

LKFN Shareholder Value 45 Total Return Performance from 12/31/00 to 6/30/20 Source: SNL database 1,667.19% 49.88% 254.64% 97.19% (500.00) 0.00 500.00 1,000.00 1,500.00 2,000.00 LKFN S&P 500 SNL U.S. Financial Institutions S&P 500 Financials

Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value 46

Supplemental Information

Larger Market Organic Expansion 48 State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** # of Branches 20. Kosciusko Warsaw 79,344 1872 59% 12 6. Elkhart Elkhart 205,560 1990 21% 9 5. St. Joseph South Bend 270,771 1997 8% 4 3. Allen Fort Wayne 375,351 1999 14% 5 1. Hamilton/Marion Indianapolis 1,284,756 2011 1% 5 * Source: STATS Indiana ** Source: FDIC 6/30/19 Statistics Organic Growth

Mature Market Strength and Growth (millions) 1 2019 2009 2019 # of Offices Deposits Share Deposits Share Increase 1. 1 st Source $4,053 19.62% $2,677 17.16% 51.40% 53 2. Lake City Bank $3,739 18.10% $1,736 11.13% 115.38% 50 3. JPM Chase $2,655 12.85% $1,484 9.51% 78.91% 23 4. PNC $1,432 6.93% $1,651 10.58% (13.26)% 26 5. KeyBank $1,060 5.13% $1,046 6.70% 1.34% 18 6. First Merchants $784 3.80% $572 3.67% 37.06% 12 7. Flagstar $759 3.67% $55 0.35% 1280.00% 24 8. Old National Bank $754 3.65% $825 5.28% (8.61)% 10 9. Star $643 3.11% $476 3.05% 35.08% 11 10. Fifth Third $492 2.38% $351 2.25% 40.17% 10 Market Total $20,655 $15,602 32.39% Organic Growth 1 Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties Adjusted to include branches subsequently acquired by surviving banks 49

14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2014 2015 2016 2017 2018 2019 2020(1) US Govt Remics 14.53% US Govt Pools 28.88% Exempt Municipals 49.86% Taxable Municipals 0.32% CMCL CMO 6.41% Investment Portfolio – Source of Liquidity 50 June 30, 2020 Weighted Maturity Book Yield Duration Market Value US Govt REMICS 2.24 2.98% 2.38 91,974 US Govt Pools 4.22 2.62% 3.97 182,775 Exempt Municipals (TEY) 13.99 3.68% 5.89 315,580 Taxable Municipals 0.30 2.25% 0.29 2,010 CMCL CMO 2.48 2.30% 1.92 40,569 Total (Tax - Equivalent Yield) 8.48 3.16% 4.50 $632,908 Investments as a % of Assets (1) Ratio for 2020 excludes PPP loans of $555 million in total assets

Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet - 1.45% 1.20% 2.41% 4.89% 8.98% 13.31% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% NII - Rates Down 25 NII - Rates Up 25 NII - Rates Up 50 NII - Rates Up 100 NII - Rates Up 200 NII - Rates Up 300 Graph presents 12 month projected net interest income simulation results as of June 30, 2020 using parallel shocks 51

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